Exhibit 99.1

                     The Mortgage Loans - All Collateral(1)

Scheduled Principal Balance:                                       $582,170,156
Number of Mortgage Loans:                                                 2,716
Average Scheduled Principal Balance:                                   $214,348
Weighted Average Gross Coupon:                                            7.664%
Weighted Average Net Coupon: (2)                                          7.153%
Weighted Average Current FICO Score:                                        636
Weighted Average Original LTV Ratio:                                      80.88%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         24
Fixed Rate:                                                               15.73%
Weighted Average Gross Margin: (3)                                         6.15%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.72%
Silent Seconds:                                                           40.99%

(1) All percentages calculated herein are percentages of scheduled Principal Balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                   47    $2,038,265       0.35%     8.609%       586    $43,367     70.12%   83.14%     77.73%
$50,001 - $75,000                216    13,772,878       2.37      8.448        608     63,763     81.91    68.82      76.67
$75,001 - $100,000               248    22,105,776       3.80      8.221        604     89,136     80.69    63.10      83.96
$100,001 - $125,000              268    30,441,410       5.23      7.982        617    113,587     81.43    50.52      87.94
$125,001 - $150,000              298    40,870,015       7.02      7.945        614    137,148     81.71    52.67      86.94
$150,001 - $200,000              465    81,246,653      13.96      7.858        619    174,724     81.16    41.92      82.73
$200,001 - $250,000              336    75,651,687      12.99      7.715        628    225,154     80.03    33.31      85.35
$250,001 - $300,000              251    69,079,223      11.87      7.535        637    275,216     80.27    28.78      86.13
$300,001 - $350,000              166    54,039,612       9.28      7.539        642    325,540     81.35    27.55      90.49
$350,001 - $400,000              138    51,767,585       8.89      7.371        660    375,127     80.81    12.95      91.93
$400,001 & Above                 283   141,157,051      24.25      7.418        656    498,788     81.04    21.67      90.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                       3      $776,673       0.13%     5.385%       752   $258,891     69.87%   44.70%     67.24%
5.50 - 5.99%                      41    11,748,306       2.02      5.879        703    286,544     76.89    50.81      96.16
6.00 - 6.49%                     107    29,388,101       5.05      6.305        687    274,655     76.30    40.02      97.73
6.50 - 6.99%                     450   121,158,739      20.81      6.832        673    269,242     79.14    27.32      93.44
7.00 - 7.49%                     390    95,823,764      16.46      7.293        651    245,702     80.30    27.53      90.74
7.50 - 7.99%                     775   162,676,352      27.94      7.799        627    209,905     80.77    30.05      83.36
8.00 - 8.49%                     290    54,270,870       9.32      8.275        605    187,141     83.03    40.03      86.10
8.50 - 8.99%                     421    72,081,276      12.38      8.755        592    171,214     83.50    38.61      78.14
9.00% & Above                    239    34,246,076       5.88      9.574        571    143,289     85.77    50.62      83.36
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                      153   $37,566,878       6.45%     7.175%       763   $245,535     82.70%   26.71%     67.37%
720 - 739                        101    28,925,720       4.97      6.957        729    286,393     80.83    21.29      78.47
700 - 719                        145    35,996,509       6.18      7.110        708    248,252     80.21    14.28      78.93
680 - 699                        222    55,161,458       9.48      7.312        688    248,475     81.10    17.67      79.56
660 - 679                        241    61,327,546      10.53      7.314        669    254,471     81.19    22.37      81.34
640 - 659                        260    57,470,123       9.87      7.440        649    221,039     81.34    25.06      85.82
620 - 639                        369    81,518,419      14.00      7.681        630    220,917     80.80    25.08      90.98
600 - 619                        281    55,668,825       9.56      7.865        611    198,110     81.78    39.86      93.47
580 - 599                        205    40,382,614       6.94      7.879        590    196,988     81.13    47.52      92.37
560 - 579                        168    32,514,842       5.59      8.262        570    193,541     82.05    36.57      97.33
540 - 559                        185    32,570,662       5.59      8.262        549    176,058     79.49    48.43      98.55
520 - 539                        213    36,995,598       6.35      8.486        529    173,688     78.72    62.46      95.48
500 - 519                        172    25,947,788       4.46      8.510        509    150,859     78.23    82.59      99.05
499 & Below                        1       123,175       0.02      8.500        474    123,175     85.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1st Lien                       2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by AM WAM

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Am Wam                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60 & Below                       268   $79,456,204      13.65%     6.968%       685   $296,478     80.19%   38.05%     97.83%
61 - 120                           3       107,194       0.02      7.539        624     35,731     48.86   100.00     100.00
121 - 180                         27     2,647,252       0.45      7.587        625     98,046     65.42    33.56      77.70
181 - 240                         20     1,931,870       0.33      7.393        623     96,594     72.32    76.56      86.83
301 - 360                      1,458   265,895,440      45.67      7.788        630    182,370     80.91    37.32      84.13
421 - 480                        940   232,132,196      39.87      7.764        625    246,949     81.34    26.45      87.29
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                   139   $23,496,885       4.04%     7.415%       601   $169,042     50.16%   24.69%     88.26%
60.01 - 70.00%                   181    35,686,631       6.13      7.576        605    197,164     66.97    27.96      87.66
70.01 - 80.00%                 1,286   310,479,177      53.33      7.409        651    241,430     78.98    21.76      93.73
80.01 - 85.00%                   395    75,104,125      12.90      7.954        603    190,137     84.37    43.92      79.33
85.01 - 90.00%                   425    89,256,552      15.33      8.181        622    210,015     89.56    43.61      75.94
90.01 - 95.00%                   144    24,894,202       4.28      8.156        655    172,876     94.25    75.11      61.26
95.01 - 100.00%                  146    23,252,585       3.99      8.014        654    159,264     99.64    83.48      95.64
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Stated Income                  1,473  $362,954,257      62.35%     7.619%       652   $246,405     79.16%    0.00%     86.94%
Full                           1,142   193,347,149      33.21      7.755        607    169,306     84.08   100.00      87.67
Limited Income                   101    25,868,751       4.44      7.626        617    256,126     81.04     0.00      88.31
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       1,276  $290,811,278      49.95%     7.564%       665   $227,909     81.42%   26.19%     84.30%
Cashout Refi                   1,399   284,488,761      48.87      7.764        606    203,352     80.35    40.23      90.24
Rate/term Refi                    41     6,870,117       1.18      7.742        616    167,564     79.96    39.93      87.85
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 2,324  $507,899,180      87.24%     7.615%       629   $218,545     80.54%   33.37%    100.00%
Non Owner                        343    63,259,851      10.87      8.001        676    184,431     82.77    33.32       0.00
Second Home                       49    11,011,126       1.89      7.986        704    224,717     85.37    25.06       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  1,860  $361,001,861      62.01%     7.728%       622   $194,087     81.11%   38.24%     91.58%
3-4 Family                       366   100,894,290      17.33      7.431        669    275,667     79.53    24.30      77.29
PUD                              249    67,208,553      11.54      7.731        638    269,914     80.58    28.73      86.61
Condo                            210    46,565,750       8.00      7.545        664    221,742     81.84    19.47      76.38
Hi-rise Condo                     12     3,587,539       0.62      7.960        663    298,962     86.40    40.21      72.88
Townhouse                         17     2,712,246       0.47      7.885        601    159,544     83.17    27.77     100.00
Modular Home                       2       199,917       0.03      7.632        597     99,959     89.80   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                               379  $126,360,623      21.71%     7.269%       651   $333,405     79.30%   18.46%     88.32%
NY                               297    84,857,615      14.58      7.166        655    285,716     76.79    30.46      94.77
FL                               296    52,413,247       9.00      7.868        637    177,072     82.08    25.48      74.06
IL                               190    38,874,397       6.68      7.742        635    204,602     81.79    26.64      87.13
NJ                               124    36,418,871       6.26      7.867        638    293,701     83.54    24.32      86.96
AZ                                96    20,278,261       3.48      8.022        617    211,232     79.70    40.11      83.73
VA                                73    19,189,551       3.30      7.738        633    262,871     81.78    28.38      87.15
MA                                57    16,542,522       2.84      7.900        626    290,220     81.49    31.92      91.96
NV                                63    15,987,134       2.75      7.416        652    253,764     79.51    32.22      72.11
MD                                55    15,552,235       2.67      7.918        610    282,768     81.29    26.44      91.49
Other                          1,086   155,695,700      26.74      8.041        616    143,366     83.20    53.62      87.89
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11221                              6    $2,771,922       0.48%     7.230%       662   $461,987     81.91%   15.90%    100.00%
11236                              6     2,328,055       0.40      7.088        631    388,009     78.19    26.16     100.00
11550                              7     2,053,257       0.35      7.135        656    293,322     76.30    16.36     100.00
10550                              4     1,999,260       0.34      7.521        657    499,815     78.97    25.59      80.32
07093                              5     1,862,903       0.32      7.324        639    372,581     85.09    43.12     100.00
11717                              8     1,841,037       0.32      7.124        657    230,130     74.87    10.58     100.00
22193                              5     1,793,552       0.31      6.807        654    358,710     82.93    61.26     100.00
07105                              5     1,759,329       0.30      7.881        632    351,866     83.91     0.00     100.00
07060                              5     1,749,544       0.30      8.441        577    349,909     83.08     0.00     100.00
08260                              4     1,678,654       0.29      8.828        753    419,663     93.53    24.56       0.00
Other                          2,661   562,332,644      96.59      7.670        635    211,324     80.85    33.60      87.16
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                           30    $2,754,446       0.47%     7.585%       625    $91,815     64.78%   36.14%     78.57%
181 - 240                         19     1,836,062       0.32      7.465        624     96,635     71.92    75.34      86.14
241 - 360                      2,667   577,579,648      99.21      7.665        636    216,565     80.98    33.06      87.29
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                         963  $189,111,958      32.48%     7.879%       627   $196,378     81.26%   32.06%     83.72%
2 YR ARM BALLOON 30/40           801   201,848,524      34.67      7.800        624    251,996     81.27    23.58      86.88
2 YR ARM IO                      227    69,466,002      11.93      6.975        685    306,018     79.83    34.00      97.83
3 YR ARM                          73    10,815,235       1.86      8.193        621    148,154     85.16    57.16      87.25
3 YR ARM BALLOON 30/40            30     6,408,924       1.10      7.842        629    213,631     86.17    48.74      95.49
3 YR ARM IO                        8     2,291,499       0.39      7.285        676    286,437     87.40    74.69      90.57
5 YR ARM                          30     3,592,935       0.62      7.900        646    119,765     88.66    71.44      82.30
5 YR ARM BALLOON 30/40            18     3,581,078       0.62      7.892        634    198,949     90.43    59.84      95.81
5 YR ARM IO                       16     3,491,502       0.60      7.070        676    218,219     84.23    54.95     100.00
Fixed                            442    67,061,629      11.52      7.442        639    151,723     77.91    48.20      84.74
Fixed Balloon 30/40               91    20,293,670       3.49      7.354        636    223,007     78.89    42.05      87.22
Fixed IO                          17     4,207,200       0.72      6.584        698    247,482     78.82    70.88     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                              3      $531,818       0.09%     8.047%       587   $177,273     71.72%    0.00%    100.00%
1.50%                          2,163   490,075,841      84.18      7.716        635    226,572     81.39    30.51      87.46
N/A                              550    91,562,498      15.73      7.383        641    166,477     78.17    47.88      85.99
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                              3      $531,818       0.09%     8.047%       587   $177,273     71.72%    0.00%    100.00%
1.50%                          2,163   490,075,841      84.18      7.716        635    226,572     81.39    30.51      87.46
N/A                              550    91,562,498      15.73      7.383        641    166,477     78.17    47.88      85.99
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        1,991  $460,426,484      79.09%     7.708%       634   $231,254     81.05%   28.64%     87.24%
25 - 36                          111    19,515,658       3.35      7.971        630    175,817     85.75    56.45      90.35
49 & Above                        64    10,665,516       1.83      7.626        652    166,649     87.80    62.15      92.63
N/A                              550    91,562,498      15.73      7.383        641    166,477     78.17    47.88      85.99
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
12.50 - 12.99%                    10    $2,951,333       0.51%     5.884%       708   $295,133     79.27%   65.61%     88.21%
13.00 - 13.49%                    72    21,946,733       3.77      6.310        687    304,816     76.93    34.17     100.00
13.50 - 13.99%                   356    99,731,516      17.13      6.838        674    280,145     79.62    25.37      94.41
14.00 - 14.49%                   327    84,075,198      14.44      7.296        651    257,111     80.67    26.25      91.24
14.50 - 14.99%                   633   140,665,320      24.16      7.797        626    222,220     80.99    27.85      84.94
15.00 - 15.49%                   243    48,695,304       8.36      8.273        608    200,392     83.21    37.44      85.22
15.50 - 15.99%                   336    63,097,854      10.84      8.762        595    187,791     84.12    34.42      77.30
16.00% & Above                   189    29,444,401       5.06      9.587        574    155,790     85.91    46.14      81.46
N/A                              550    91,562,498      15.73      7.383        641    166,477     78.17    47.88      85.99
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.01 - 4.99%                     212   $50,664,306       8.70%     6.913%       662   $238,983     78.83%   30.40%     94.03%
5.00 - 5.49%                     293    85,330,636      14.66      6.826        675    291,231     79.62    26.13      94.48
5.50 - 5.99%                     277    74,498,739      12.80      7.231        651    268,949     80.65    26.04      92.08
6.00 - 6.49%                     518   121,887,470      20.94      7.772        630    235,304     81.29    27.63      86.12
6.50 - 6.99%                     311    61,073,401      10.49      8.134        616    196,377     81.90    34.99      82.50
7.00 - 7.49%                     301    57,291,660       9.84      8.690        592    190,338     83.81    36.57      79.98
7.50 - 7.99%                     145    23,179,510       3.98      9.046        591    159,859     85.58    38.37      74.28
8.00 - 8.49%                      85    13,133,014       2.26      9.670        579    154,506     85.59    43.82      82.92
8.50 - 8.99%                      18     2,630,101       0.45      9.852        570    146,117     90.36    55.40      80.03
9.00 - 9.49%                       5       749,944       0.13     10.412        523    149,989     76.70    18.69     100.00
9.50% & Above                      1       168,876       0.03     12.750        575    168,876     98.83   100.00     100.00
N/A                              550    91,562,498      15.73      7.383        641    166,477     78.17    47.88      85.99
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         2,716  $582,170,156     100.00%     7.664%       636   $214,348     80.88%   33.21%     87.24%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - Group I Collateral(1)

Scheduled Principal Balance:                                       $177,226,953
Number of Mortgage Loans:                                                   978
Average Scheduled Principal Balance:                                   $181,214
Weighted Average Gross Coupon:                                            7.749%
Weighted Average Net Coupon: (2)                                          7.238%
Weighted Average Current FICO Score:                                        611
Weighted Average Original LTV Ratio:                                      79.84%
Weighted Average Stated Remaining Term (months):                            357
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         24
Fixed Rate:                                                               16.43%
Weighted Average Gross Margin: (3)                                         6.16%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.82%
Silent Seconds:                                                           22.95%

(1) All percentages calculated herein are percentages of scheduled Principal Balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                   15      $658,789       0.37%     8.238%       586    $43,919     68.12%   79.80%    100.00%
$50,001 - $75,000                 57     3,608,166       2.04      8.274        603     63,301     81.41    80.43      96.48
$75,001 - $100,000                93     8,378,485       4.73      8.111        594     90,091     77.03    57.20      92.43
$100,001 - $125,000              138    15,790,186       8.91      7.867        618    114,422     79.87    45.71      96.29
$125,001 - $150,000              180    24,680,914      13.93      7.799        613    137,116     80.97    51.45      94.51
$150,001 - $200,000              162    28,399,399      16.02      7.856        600    175,305     80.48    43.66      85.76
$200,001 - $250,000              121    27,333,987      15.42      7.774        600    225,901     78.39    30.36      86.81
$250,001 - $300,000               97    26,852,961      15.15      7.618        605    276,835     79.30    37.21      88.66
$300,001 - $350,000               73    23,765,229      13.41      7.589        615    325,551     80.54    20.34      89.39
$350,001 - $400,000               18     6,603,767       3.73      7.738        621    366,876     81.02    10.73      76.79
$400,001 & Above                  24    11,155,069       6.29      7.327        666    464,795     80.56    12.50      77.43
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.50 - 5.99%                       9    $2,174,163       1.23%     5.944%       692   $241,574     71.96%   40.01%     84.00%
6.00 - 6.49%                      33     6,360,714       3.59      6.285        676    192,749     73.71    54.70      96.07
6.50 - 6.99%                     144    31,018,654      17.50      6.842        655    215,407     77.46    30.34      88.49
7.00 - 7.49%                     129    23,819,896      13.44      7.299        630    184,650     78.22    30.18      89.48
7.50 - 7.99%                     326    59,933,930      33.82      7.808        608    183,846     80.41    31.81      85.96
8.00 - 8.49%                     121    21,529,576      12.15      8.296        575    177,930     81.90    42.21      92.79
8.50 - 8.99%                     164    25,196,440      14.22      8.737        564    153,637     82.20    50.67      92.92
9.00% & Above                     52     7,193,579       4.06      9.404        568    138,338     84.01    54.16      78.54
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                       21    $4,102,583       2.31%     6.766%       758   $195,361     77.61%   28.73%     79.48%
720 - 739                         17     4,078,240       2.30      7.128        729    239,896     82.44    22.27      58.36
700 - 719                         39     7,233,351       4.08      6.931        709    185,471     79.09    30.02      74.67
680 - 699                         60    10,581,990       5.97      7.393        689    176,366     81.14    19.98      69.18
660 - 679                         76    16,339,182       9.22      7.339        668    214,989     80.81    24.12      74.53
640 - 659                         90    17,124,509       9.66      7.423        649    190,272     80.49    27.80      82.29
620 - 639                        129    22,573,476      12.74      7.675        630    174,988     79.80    18.73      91.58
600 - 619                        117    20,503,563      11.57      7.841        611    175,244     81.06    28.26      93.61
580 - 599                         83    13,826,444       7.80      7.798        590    166,584     80.47    40.13      95.15
560 - 579                         72    12,842,814       7.25      8.109        570    178,372     81.80    41.12      97.50
540 - 559                        101    17,725,717      10.00      8.064        549    175,502     78.78    47.55      99.52
520 - 539                         93    16,892,451       9.53      8.312        529    181,639     77.62    63.98      94.95
500 - 519                         79    13,279,457       7.49      8.339        509    168,094     76.83    78.91     100.00
499 & Below                        1       123,175       0.07      8.500        474    123,175     85.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1st Lien                         978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by AM WAM

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Am Wam                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60 & Below                        39    $8,385,144       4.73%     7.041%       690   $215,004     81.03%   40.83%     96.58%
61 - 120                           2        75,381       0.04      7.829        584     37,690     48.71   100.00     100.00
121 - 180                         13     1,583,194       0.89      7.628        608    121,784     59.26    23.34      88.54
181 - 240                         10       999,984       0.56      7.524        630     99,998     76.61    73.79     100.00
301 - 360                        556    93,025,898      52.49      7.795        609    167,313     79.73    40.40      87.07
421 - 480                        358    73,157,351      41.28      7.777        604    204,350     80.35    32.23      89.79
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    70   $11,312,850       6.38%     7.446%       592   $161,612     48.88%   25.79%     90.66%
60.01 - 70.00%                    80    14,964,935       8.44      7.502        595    187,062     66.64    18.10      86.75
70.01 - 80.00%                   409    75,770,457      42.75      7.595        624    185,258     78.73    27.61      90.93
80.01 - 85.00%                   188    35,864,255      20.24      7.914        594    190,767     84.53    44.85      84.41
85.01 - 90.00%                   159    29,008,694      16.37      8.084        605    182,445     89.52    48.84      85.82
90.01 - 95.00%                    32     4,559,314       2.57      8.043        608    142,479     94.55    95.27      92.40
95.01 - 100.00%                   40     5,746,448       3.24      8.058        652    143,661     99.90    80.41     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Stated Income                    520  $106,374,182      60.02%     7.696%       627   $204,566     77.87%    0.00%     87.06%
Full                             431    65,764,784      37.11      7.848        585    152,587     83.04   100.00      90.78
Limited Income                    27     5,087,986       2.87      7.582        597    188,444     79.48     0.00      97.31
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Cashout Refi                     766  $151,729,579      85.61%     7.742%       607   $198,080     79.73%   36.35%     87.34%
Purchase                         192    21,891,877      12.35      7.824        635    114,020     80.87    43.42     100.00
Rate/term Refi                    20     3,605,497       2.03      7.609        623    180,275     78.05    30.70      78.79
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                   887  $157,259,439      88.73%     7.748%       604   $177,294     79.85%   37.96%    100.00%
Non Owner                         85    18,639,807      10.52      7.776        664    219,292     80.03    31.87       0.00
Second Home                        6     1,327,707       0.75      7.436        668    221,284     75.98     9.20       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                    705  $115,963,964      65.43%     7.834%       598   $164,488     80.08%   43.53%     94.53%
3-4 Family                       131    34,569,541      19.51      7.461        647    263,890     78.24    22.61      68.33
Pud                               74    15,817,541       8.93      7.805        622    213,751     80.87    26.95      87.53
Condo                             56     8,860,415       5.00      7.657        623    158,222     79.83    25.88      92.06
Townhouse                          8     1,476,050       0.83      7.861        590    184,506     83.09    34.45     100.00
Hi-rise Condo                      3       433,992       0.24      7.558        671    144,664     89.15    70.53     100.00
Modular Home                       1       105,449       0.06      7.750        638    105,449     89.62   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
NY                               157   $33,012,813      18.63%     7.252%       633   $210,273     74.44%   33.14%     94.15%
CA                                80    19,725,976      11.13      7.478        616    246,575     75.82    19.20      76.04
IL                               107    18,352,036      10.36      7.761        613    171,514     80.80    30.56      86.62
FL                                87    14,409,732       8.13      7.833        611    165,629     81.64    27.67      88.42
NJ                                46    11,833,569       6.68      7.878        597    257,251     82.26    26.44      94.93
MA                                25     6,435,017       3.63      8.106        591    257,401     81.55    37.37      87.64
AZ                                31     6,155,940       3.47      7.898        604    198,579     78.52    34.24      87.66
GA                                38     5,537,473       3.12      7.884        626    145,723     81.56    32.42      93.50
NV                                23     5,271,577       2.97      7.888        609    229,199     79.23    23.28      78.49
VA                                21     5,032,233       2.84      8.018        611    239,630     82.85    21.06      89.59
Other                            363    51,460,586      29.04      7.997        598    141,765     82.95    57.75      90.26
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11236                              5    $1,844,208       1.04%     6.934%       644   $368,842     76.42%    6.79%    100.00%
07105                              4     1,473,023       0.83      7.955        618    368,256     84.96     0.00     100.00
11216                              3     1,198,013       0.68      7.194        665    399,338     75.20     0.00     100.00
11717                              5     1,013,717       0.57      7.228        643    202,743     70.68    19.22     100.00
11203                              3       882,076       0.50      7.219        661    294,025     73.60    25.48     100.00
10469                              2       878,268       0.50      6.937        734    439,134     76.83     0.00      56.31
10550                              2       876,156       0.49      7.993        634    438,078     77.66     0.00      55.09
10977                              3       843,880       0.48      6.673        620    281,293     72.43    34.35     100.00
11434                              2       833,892       0.47      7.083        643    416,946     81.56    52.11     100.00
11221                              2       820,885       0.46      6.699        656    410,443     82.05     0.00     100.00
Other                            947   166,562,837      93.98      7.783        608    175,885     80.00    38.72      88.48
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                           15    $1,658,575       0.94%     7.637%       607   $110,572     58.78%   26.82%     89.06%
181 - 240                          9       904,176       0.51      7.686        632    100,464     76.25    71.01     100.00
241 - 360                        954   174,664,202      98.55      7.750        611    183,086     80.05    37.03      88.67
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                         399   $68,106,721      38.43%     7.906%       601   $170,694     80.50%   38.44%     86.31%
2 YR ARM BALLOON 30/40           313    64,539,982      36.42      7.808        601    206,198     80.33    29.15      90.17
2 YR ARM IO                       33     7,298,410       4.12      7.011        690    221,164     79.70    37.56      96.07
3 YR ARM                          30     3,921,385       2.21      8.226        596    130,713     85.58    59.64      97.53
3 YR ARM BALLOON 30/40            15     2,506,786       1.41      7.902        606    167,119     86.48    67.06      94.26
3 YR ARM IO                        1       139,000       0.08      7.750        722    139,000    100.00   100.00     100.00
5 YR ARM                           1       118,909       0.07      7.350        681    118,909    100.00   100.00     100.00
5 YR ARM BALLOON 30/40             3       535,455       0.30      7.912        656    178,485     94.29    59.74     100.00
5 YR ARM IO                        5       947,733       0.53      7.162        683    189,547     88.50    57.29     100.00
Fixed                            151    23,537,443      13.28      7.383        634    155,877     74.82    43.02      88.14
Fixed Balloon 30/40               27     5,575,128       3.15      7.347        632    206,486     76.56    49.65      82.43
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                              2      $358,315       0.20%     7.645%       570   $179,157     68.24%    0.00%    100.00%
1.50%                            798   147,756,067      83.37      7.823        606    185,158     80.79    35.78      89.04
N/A                              178    29,112,571      16.43      7.376        634    163,554     75.15    44.29      87.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                              2      $358,315       0.20%     7.645%       570   $179,157     68.24%    0.00%    100.00%
1.50%                            798   147,756,067      83.37      7.823        606    185,158     80.79    35.78      89.04
N/A                              178    29,112,571      16.43      7.376        634    163,554     75.15    44.29      87.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                          745  $139,945,113      78.96%     7.814%       606   $187,846     80.38%   34.11%     88.60%
25 - 36                           46     6,567,171       3.71      8.093        603    142,765     86.23    63.33      96.34
49 & Above                         9     1,602,097       0.90      7.427        674    178,011     91.29    61.28     100.00
N/A                              178    29,112,571      16.43      7.376        634    163,554     75.15    44.29      87.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
12.50 - 12.99%                     2      $473,282       0.27%     5.990%       661   $236,641     79.33%   73.49%     26.51%
13.00 - 13.49%                    17     2,704,989       1.53      6.334        667    159,117     76.08    49.45     100.00
13.50 - 13.99%                   109    23,718,509      13.38      6.853        656    217,601     78.11    26.83      89.62
14.00 - 14.49%                   107    19,716,632      11.13      7.301        627    184,268     78.77    31.05      91.02
14.50 - 14.99%                   284    53,292,687      30.07      7.799        606    187,650     80.96    31.09      87.36
15.00 - 15.49%                   106    19,648,173      11.09      8.298        576    185,360     82.46    41.57      92.10
15.50 - 15.99%                   138    22,455,221      12.67      8.737        564    162,719     82.87    48.45      92.06
16.00% & Above                    37     6,104,889       3.44      9.378        568    164,997     84.65    50.56      74.71
N/A                              178    29,112,571      16.43      7.376        634    163,554     75.15    44.29      87.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.01 - 4.99%                      98   $16,773,888       9.46%     7.339%       622   $171,162     79.33%   32.87%     89.49%
5.00 - 5.49%                      84    19,155,912      10.81      6.847        660    228,047     77.81    25.48      90.00
5.50 - 5.99%                      77    15,411,260       8.70      7.208        626    200,146     80.16    32.69      87.82
6.00 - 6.49%                     221    42,402,815      23.93      7.822        610    191,868     80.91    29.80      89.75
6.50 - 6.99%                     136    24,580,580      13.87      8.153        588    180,740     81.64    42.52      85.96
7.00 - 7.49%                     124    20,931,082      11.81      8.656        560    168,799     82.12    46.46      91.48
7.50 - 7.99%                      60     8,858,845       5.00      9.029        567    147,647     84.43    52.21      88.02
N/A                              178    29,112,571      16.43      7.376        634    163,554     75.15    44.29      87.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                           978  $177,226,953     100.00%     7.749%       611   $181,214     79.84%   37.11%     88.73%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - Group II Collateral(1)

Scheduled Principal Balance:                                       $404,943,204
Number of Mortgage Loans:                                                 1,738
Average Scheduled Principal Balance:                                   $232,994
Weighted Average Gross Coupon:                                            7.627%
Weighted Average Net Coupon: (2)                                          7.116%
Weighted Average Current FICO Score:                                        646
Weighted Average Original LTV Ratio:                                      81.33%
Weighted Average Stated Remaining Term (months):                            358
Weighted Average Seasoning(months):                                           1
Weighted Average Months to Roll: (3)                                         24
Fixed Rate:                                                               15.42%
Weighted Average Gross Margin: (3)                                         6.15%
Weighted Average Initial Rate Cap: (3)                                     1.50%
Weighted Average Periodic Rate Cap: (3)                                    1.50%
Weighted Average Gross Maximum Lifetime Rate: (3)                         14.67%
Silent Seconds:                                                           48.88%

(1) All percentages calculated herein are percentages of scheduled Principal Balance as of the Statistical Calculation Date unless otherwise noted.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.

(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                    Distribution by Current Principal Balance

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Principal Balance     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
$50,000 & Below                   32    $1,379,476       0.34%     8.786%       586    $43,109     71.08%   84.73%     67.09%
$50,001 - $75,000                159    10,164,711       2.51      8.509        609     63,929     82.09    64.70      69.64
$75,001 - $100,000               155    13,727,291       3.39      8.287        610     88,563     82.92    66.70      78.79
$100,001 - $125,000              130    14,651,225       3.62      8.105        616    112,702     83.11    55.71      78.94
$125,001 - $150,000              118    16,189,101       4.00      8.167        616    137,196     82.83    54.53      75.42
$150,001 - $200,000              303    52,847,254      13.05      7.859        630    174,413     81.52    40.99      81.10
$200,001 - $250,000              215    48,317,701      11.93      7.681        643    224,733     80.95    34.98      84.53
$250,001 - $300,000              154    42,226,262      10.43      7.481        658    274,197     80.89    23.42      84.52
$300,001 - $350,000               93    30,274,383       7.48      7.499        663    325,531     81.98    33.20      91.35
$350,001 - $400,000              120    45,163,818      11.15      7.317        666    376,365     80.79    13.27      94.15
$400,001 & Above                 259   130,001,983      32.10      7.426        655    501,938     81.08    22.45      91.13
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Current Rate                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
5.00 - 5.49%                       3      $776,673       0.19%     5.385%       752   $258,891     69.87%   44.70%     67.24%
5.50 - 5.99%                      32     9,574,143       2.36      5.865        706    299,192     78.01    53.27      98.91
6.00 - 6.49%                      74    23,027,386       5.69      6.311        690    311,181     77.02    35.97      98.19
6.50 - 6.99%                     306    90,140,085      22.26      6.829        678    294,575     79.72    26.28      95.14
7.00 - 7.49%                     261    72,003,868      17.78      7.292        658    275,877     80.99    26.66      91.15
7.50 - 7.99%                     449   102,742,422      25.37      7.793        638    228,825     80.98    29.03      81.84
8.00 - 8.49%                     169    32,741,294       8.09      8.261        624    193,735     83.77    38.60      81.70
8.50 - 8.99%                     257    46,884,836      11.58      8.765        607    182,431     84.20    32.13      70.19
9.00% & Above                    187    27,052,497       6.68      9.619        572    144,666     86.24    49.69      84.64
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Credit Score

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Credit Score                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
740 & Above                      132   $33,464,295       8.26%     7.225%       763   $253,517     83.33%   26.46%     65.88%
720 - 739                         84    24,847,480       6.14      6.928        728    295,803     80.56    21.13      81.78
700 - 719                        106    28,763,158       7.10      7.155        708    271,351     80.49    10.32      80.01
680 - 699                        162    44,579,468      11.01      7.293        688    275,182     81.10    17.12      82.02
660 - 679                        165    44,988,364      11.11      7.305        670    272,657     81.32    21.74      83.81
640 - 659                        170    40,345,614       9.96      7.447        649    237,327     81.70    23.89      87.32
620 - 639                        240    58,944,943      14.56      7.684        630    245,604     81.18    27.51      90.75
600 - 619                        164    35,165,262       8.68      7.878        611    214,422     82.19    46.63      93.38
580 - 599                        122    26,556,169       6.56      7.922        590    217,674     81.47    51.36      90.93
560 - 579                         96    19,672,029       4.86      8.362        570    204,917     82.22    33.59      97.23
540 - 559                         84    14,844,945       3.67      8.499        548    176,726     80.33    49.49      97.38
520 - 539                        120    20,103,147       4.96      8.633        530    167,526     79.64    61.18      95.92
500 - 519                         93    12,668,331       3.13      8.690        510    136,219     79.69    86.45      98.05
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by Lien

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Lien                          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1st Lien                       1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by AM WAM

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Am Wam                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60 & Below                       229   $71,071,060      17.55%     6.959%       685   $310,354     80.09%   37.72%     97.97%
61 - 120                           1        31,814       0.01      6.850        719     31,814     49.23   100.00     100.00
121 - 180                         14     1,064,058       0.26      7.525        649     76,004     74.58    48.75      61.57
181 - 240                         10       931,886       0.23      7.252        615     93,189     67.72    79.54      72.70
301 - 360                        902   172,869,542      42.69      7.784        641    191,651     81.54    35.67      82.55
421 - 480                        582   158,974,845      39.26      7.758        635    273,153     81.80    23.79      86.14
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Original LTV

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Original LTV                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
60.00% & Below                    69   $12,184,035       3.01%     7.386%       610   $176,580     51.35%   23.66%     86.04%
60.01 - 70.00%                   101    20,721,696       5.12      7.629        613    205,165     67.21    35.07      88.32
70.01 - 80.00%                   877   234,708,719      57.96      7.349        659    267,627     79.07    19.87      94.64
80.01 - 85.00%                   207    39,239,871       9.69      7.990        611    189,565     84.22    43.07      74.69
85.01 - 90.00%                   266    60,247,858      14.88      8.228        630    226,496     89.57    41.09      71.19
90.01 - 95.00%                   112    20,334,888       5.02      8.181        666    181,561     94.18    70.59      54.28
95.01 - 100.00%                  106    17,506,137       4.32      7.999        654    165,152     99.56    84.49      94.21
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Documentation

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Documentation                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Stated Income                    953  $256,580,074      63.36%     7.587%       662   $269,234     79.70%    0.00%     86.89%
Full                             711   127,582,365      31.51      7.707        619    179,441     84.61   100.00      86.07
Limited Income                    74    20,780,765       5.13      7.637        621    280,821     81.42     0.00      86.10
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Purpose

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Purpose                       Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Purchase                       1,084  $268,919,401      66.41%     7.543%       668   $248,081     81.46%   24.79%     83.02%
Cashout Refi                     633   132,759,182      32.78      7.791        604    209,730     81.06    44.66      93.55
Rate/term Refi                    21     3,264,620       0.81      7.888        609    155,458     82.08    50.11      97.86
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                            Distribution by Occupancy

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Occupancy                     Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Owner Occupied                 1,437  $350,639,741      86.59%     7.556%       640   $244,008     80.86%   31.32%    100.00%
Non Owner                        258    44,620,044      11.02      8.094        681    172,946     83.92    33.92       0.00
Second Home                       43     9,683,419       2.39      8.062        709    225,196     86.66    27.24       0.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Property Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Property Type                 Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Single Family                  1,155  $245,037,897      60.51%     7.678%       634   $212,154     81.59%   35.75%     90.19%
3-4 Family                       235    66,324,748      16.38      7.416        680    282,233     80.20    25.18      81.96
Pud                              175    51,391,013      12.69      7.708        643    293,663     80.49    29.28      86.33
Condo                            154    37,705,335       9.31      7.518        673    244,840     82.32    17.96      72.69
Hi-rise Condo                      9     3,153,547       0.78      8.016        662    350,394     86.02    36.03      69.15
Townhouse                          9     1,236,196       0.31      7.912        613    137,355     83.26    19.80     100.00
Modular Home                       1        94,469       0.02      7.500        552     94,469     90.00   100.00     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                              Distribution by State

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
State                         Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
CA                               299  $106,634,647      26.33%     7.230%       658   $356,638     79.95%   18.33%     90.59%
NY                               140    51,844,802      12.80      7.111        669    370,320     78.29    28.76      95.16
FL                               209    38,003,514       9.38      7.882        647    181,835     82.24    24.65      68.62
NJ                                78    24,585,303       6.07      7.861        657    315,196     84.15    23.30      83.12
IL                                83    20,522,361       5.07      7.725        655    247,257     82.68    23.13      87.58
VA                                52    14,157,318       3.50      7.639        641    272,256     81.40    30.98      86.28
AZ                                65    14,122,321       3.49      8.077        622    217,266     80.21    42.67      82.02
OH                               105    14,107,020       3.48      8.076        612    134,353     87.43    63.54      91.73
MD                                37    11,524,760       2.85      7.890        625    311,480     81.16    17.00      90.77
NV                                40    10,715,557       2.65      7.183        673    267,889     79.64    36.63      68.97
Other                            630    98,725,601      24.38      8.038        627    156,707     82.58    48.65      86.73
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                               Distribution by Zip

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Zip                           Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
11221                              4    $1,951,037       0.48%     7.453%       665   $487,759     81.85%   22.59%    100.00%
07093                              5     1,862,903       0.46      7.324        639    372,581     85.09    43.12     100.00
08260                              4     1,678,654       0.41      8.828        753    419,663     93.53    24.56       0.00
94605                              4     1,650,754       0.41      6.642        712    412,689     79.51     0.00     100.00
22193                              4     1,569,703       0.39      6.638        658    392,426     83.35    70.00     100.00
11385                              3     1,501,492       0.37      7.466        665    500,497     78.34     0.00     100.00
11550                              4     1,386,779       0.34      6.844        662    346,695     79.86    24.23     100.00
95219                              2     1,351,207       0.33      7.713        617    675,604     77.91    55.39     100.00
93635                              4     1,324,343       0.33      7.051        707    331,086     83.16     0.00     100.00
92154                              4     1,296,303       0.32      6.673        715    324,076     79.93    33.94     100.00
Other                          1,700   389,370,028      96.15      7.641        645    229,041     81.29    31.67      86.48
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                  Distribution by Remaining Months to Maturity

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Remaining Months To Maturity  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1 - 180                           15    $1,095,871       0.27%     7.506%       651    $73,058     73.84%   50.24%     62.69%
181 - 240                         10       931,886       0.23      7.252        615     93,189     67.72    79.54      72.70
241 - 360                      1,713   402,915,446      99.50      7.628        646    235,210     81.39    31.34      86.69
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Amortization Type

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Amortization Type             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
2 YR ARM                         564  $121,005,238      29.88%     7.864%       641   $214,548     81.68%   28.48%     82.26%
2 YR ARM BALLOON 30/40           488   137,308,542      33.91      7.797        635    281,370     81.72    20.97      85.34
2 YR ARM IO                      194    62,167,592      15.35      6.971        685    320,452     79.85    33.59      98.03
3 YR ARM                          43     6,893,850       1.70      8.174        634    160,322     84.92    55.74      81.41
3 YR ARM BALLOON 30/40            15     3,902,138       0.96      7.803        644    260,143     85.98    36.97      96.27
3 YR ARM IO                        7     2,152,499       0.53      7.255        673    307,500     86.58    73.05      89.97
5 YR ARM                          29     3,474,026       0.86      7.919        645    119,794     88.27    70.46      81.70
5 YR ARM BALLOON 30/40            15     3,045,623       0.75      7.888        630    203,042     89.76    59.86      95.07
5 YR ARM IO                       11     2,543,769       0.63      7.036        673    231,252     82.64    54.08     100.00
Fixed                            291    43,524,186      10.75      7.474        641    149,568     79.59    51.00      82.89
Fixed Balloon 30/40               64    14,718,541       3.63      7.356        638    229,977     79.78    39.17      89.04
Fixed IO                          17     4,207,200       1.04      6.584        698    247,482     78.82    70.88     100.00
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Initial Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Initial Periodic Cap          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                              1      $173,503       0.04%     8.875%       623   $173,503     78.91%    0.00%    100.00%
1.50%                          1,365   342,319,774      84.54      7.671        647    250,784     81.65    28.23      86.78
N/A                              372    62,449,928      15.42      7.386        644    167,876     79.58    49.55      85.49
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                          Distribution by Periodic Cap

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Periodic Cap                  Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
1.00%                              1      $173,503       0.04%     8.875%       623   $173,503     78.91%    0.00%    100.00%
1.50%                          1,365   342,319,774      84.54      7.671        647    250,784     81.65    28.23      86.78
N/A                              372    62,449,928      15.42      7.386        644    167,876     79.58    49.55      85.49
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                      Distribution by Months to Rate Reset

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Months To Rate Reset          Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
13 - 24                        1,246  $320,481,371      79.14%     7.662%       647   $257,208     81.34%   26.25%     86.64%
25 - 36                           65    12,948,486       3.20      7.909        644    199,207     85.51    52.96      87.31
49 & Above                        55     9,063,419       2.24      7.661        648    164,789     87.19    62.30      91.33
N/A                              372    62,449,928      15.42      7.386        644    167,876     79.58    49.55      85.49
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                        Distribution by Life Maximum Rate

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Life Maximum Rate             Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
12.50 - 12.99%                     8    $2,478,051       0.61%     5.864%       717   $309,756     79.26%   64.11%    100.00%
13.00 - 13.49%                    55    19,241,744       4.75      6.306        689    349,850     77.05    32.03     100.00
13.50 - 13.99%                   247    76,013,006      18.77      6.833        680    307,745     80.09    24.91      95.91
14.00 - 14.49%                   220    64,358,566      15.89      7.295        659    292,539     81.25    24.77      91.30
14.50 - 14.99%                   349    87,372,632      21.58      7.795        638    250,351     81.01    25.87      83.47
15.00 - 15.49%                   137    29,047,132       7.17      8.256        630    212,023     83.72    34.65      80.58
15.50 - 15.99%                   198    40,642,633      10.04      8.775        612    205,266     84.81    26.66      69.15
16.00% & Above                   152    23,339,512       5.76      9.642        576    153,549     86.23    44.98      83.23
N/A                              372    62,449,928      15.42      7.386        644    167,876     79.58    49.55      85.49
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========

                             Distribution by Margin

                                                                                                Weighted
                                                     Pct. Of    Weighted   Weighted               Avg.
                              Number                 Pool By      Avg.       Avg.      Avg.     Combined    Pct.      Pct.
                                of     Principal    Principal    Gross     Current   Principal  Original    Full     Owner
Margin                        Loans     Balance      Balance     Coupon      FICO     Balance     LTV       Doc     Occupied
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
0.01 - 4.99%                     114   $33,890,418       8.37%     6.702%       681   $297,284     78.58%   29.17%     96.28%
5.00 - 5.49%                     209    66,174,725      16.34      6.820        679    316,625     80.14    26.31      95.78
5.50 - 5.99%                     200    59,087,480      14.59      7.237        658    295,437     80.77    24.31      93.19
6.00 - 6.49%                     297    79,484,655      19.63      7.746        640    267,625     81.48    26.47      84.18
6.50 - 6.99%                     175    36,492,821       9.01      8.121        636    208,530     82.08    29.92      80.17
7.00 - 7.49%                     177    36,360,578       8.98      8.710        611    205,427     84.79    30.87      73.36
7.50 - 7.99%                      85    14,320,665       3.54      9.056        606    168,478     86.30    29.80      65.78
8.00 - 8.49%                      85    13,133,014       3.24      9.670        579    154,506     85.59    43.82      82.92
8.50 - 8.99%                      18     2,630,101       0.65      9.852        570    146,117     90.36    55.40      80.03
9.00 - 9.49%                       5       749,944       0.19     10.412        523    149,989     76.70    18.69     100.00
9.50% & Above                      1       168,876       0.04     12.750        575    168,876     98.83   100.00     100.00
N/A                              372    62,449,928      15.42      7.386        644    167,876     79.58    49.55      85.49
----------------------------  ------  ------------  ---------   --------   --------  ---------  --------   ------   --------
Total:                         1,738  $404,943,204     100.00%     7.627%       646   $232,994     81.33%   31.51%     86.59%
============================  ======  ============  =========   ========   ========  =========  ========   ======   ========


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior
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